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                                                                   Exhibit 10.7

MEMORANDUM OF AGREEMENT OF LEASE entered into in the City and District of
     Montreal, this first day of January, 1997.

BY AND BETWEEN:

          Roshan Katrak et Al., herein acting and represented by Roshan Katrak, business woman therein domiciled and residing in the City of St. Lambert declares;

Hereinafter referred to as the

"LANDLORD"

          AND: Fibre Mobile Ltd., a body politic and corporate, duly incorporated according to Law, having its head office and principal place of business in the City of St. Laurent, herein acting and represented by Fritz Klass, duly authorized hereto, as he so declares;

Hereinafter referred to as the:

"TENANT"

THIS AGREEMENT WITNESSETH:

          For the term, in consideration of the rentals, and subject to the conditions hereinafter set forth, the LANDLORD does hereby lease unto the TENANT hereto present and accepting, the local designated as Richelieu (the "Premises") of the building bearing civic number 3755 Richelieu in the City of St. Hubert being composed of lot numbers 115-1150-6 and 1.

          For purposes of brevity, the lease Premises contain an area of approximately ELEVEN THOUSAND SIX HUNDRED SEVENTY FIVE (11,675) square feet and are hereinafter referred to as the "Premises", the building of which the same forms a part together with the access ways, driveways, parking areas, lawns, and fences adjacent thereto and the mechanical and electrical systems thereof as well as all accessories thereof are hereinafter referred to together as the "Building"; and the Building together with the emplacement upon which the same is erected is hereinafter referred to as the "Property". The TENANT acknowledges that it has examined the Property, the Building and the Premises, and is content and satisfied therewith and notwithstanding any other provisions contained in these presents, the TENANT shall not impose any further obligations upon the LANDLORD with respect to any defects and faults which may exist at the commencement of the term, but which manifest themselves subsequently thereto.

1.   DURATION OF LEASE

11   TERM

          The present Lease is made for a term of five (5) years commencing on the First Day of January, 1997, and terminating on the Last Day of December, 2001..

          For purposes of brevity, the said period is hereinafter referred to as the "Term", and the full period of the TENANT'S occupancy of the Premises after the commencement of the Term, whether comprised in the Term or extending beyond the same is hereinafter referred to as the "Occupancy Period".

1.02     HOLDING OVER

          Notwithstanding any law or custom to the contrary, the present Lease shall not be subject to tacit renewal and in the event that the TENANT remains in possession of the Premises after the expiry of the Term, or any renewal or extension thereof, the occupancy thereof shall be deemed to be on a month-to-month basis and the TENANT shall pay to the LANDLORD a monthly rental equal to twelve and one-half percent (12 1/2%) of the aggregate of all sums payable by the TENANT to the LANDLORD during the last year of the Term or extension thereof, pursuant to the provisions of Paragraph 2.01 and 2.02 hereof.

11.  RENTAL


2.01     MINIMUM ANNUAL RENTAL

          TENANT covenants and agrees to pay to the LANDLORD yearly throughout the Term of this Lease without demand, set-off, compensation or deduction whatsoever, in lawful money of Canada a fixed minimum annual rental (hereinafter called the "Minimum Annual Rental") as follows:

     A "Minimum Annual Rental" equal to FIFTY-TWO THOUSAND, EIGHT HUNDRED DOLLARS AND ZERO CENTS ($52,800.00) payable in equal, monthly and consecutive instalments of

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FOUR THOUSAND, FOUR HUNDRED DOLLARS AND ZERO CENTS ($4,400), in advance on the first day of each

month representing FOUR DOLLARS AND FOURTY CENTS ($4.40) per square foot net net per annum.The "Minimum Annual Rental" shall be increased each subsequent year thereafter by the greater of an equal amount to three percent (3%) of the minimum annual rental over the immediate preceeding lease year or an amount equal to the increase in the CPI over the immediate preceeding lease year which increase shall not in any event be less than the minimun annual rental of that immediate preceeding lease year.

2.02  Business Taxes, Water Taxes, Taxes on Improvements and Other Taxes

2.02.01 TENANT shall pay all business taxes, water taxes, surtaxes, the municipal taxes on non-residential properties and/or its replacement, or other similar rates and taxes which may be levied or imposed upon the Premises or the business carried on therein, all other rates and taxes which are or may be payable by TENANT as tenant and occupants thereof and on TENANT'S fixtures, equipment and machinery and any and all taxes that may be levied upon the Alterations and/or Improvements;

          If by law, regulation or otherwise, business taxes and water taxes or other similar rates and taxes or taxes upon TENANT's fixtures, equipment, machinery or upon Alterations and/or Improvements are made payable by landlords or proprietors, of if the mode of collecting such taxes and/or rates to be so altered as to make LANDLORD liable therefor instead of TENANT, TENANT shall repay to LANDLORD prior to the due date but in any event within seven (7) days after demand upon TENANT the amount of the charge imposed on LANDLORD as a result of such change, and shall save LANDLORD harmless from any cost or expense in respect thereof.

2.02.02 TENANT shall pay as additional rent, in addition to the other amounts payable under the Lease, any multi-stage sales, sales, use consumption, the Federal Goods and Services Tax (GST), and the Provincial Sales Tax (PST), value added or other similar taxes imposed by the Government of Canada, or by any provincial or local government upon LANDLORD or TENANT on or in respect of this Lease, the payments made by TENANT, the goods and services provided by LANDLORD hereunder including, without limitation, the rental of the Premises or administrative service provided to TENANT or to tenants generally. Amounts payable by TENANT under this Sub-section from time to time shall be paid when the rent under this Lease is payable.

          If required, LANDLORD agrees, at the request and cost of TENANT, to prepare and execute any requisite forms necessary to establish that TENANT has paid to LANDLORD the amounts payable by TENANT under this subsection and that LANDLORD has remitted such amount to the appropriate taxing authority.

2.03     REAL ESTATE TAXES

2.03.01  For the purposes of this Section:

         (i) "Real Estate Taxes" means all taxes, surtaxes, water taxes, rates and assessments, general and special, levied or imposed with respect to the Building (including any accessories and improvements therein or thereto) and the Property including where applicable, all taxes, surtaxes, water taxes, rates, assessments and impositions, general and special, levied or imposed for schools, public betterment, general or local improvements.

                  If the system of real estate taxation shall be altered or varied and any new tax or levy shall be levied or imposed on the Building and/or the Property and/or the revenues therefrom and/or LANDLORD in substitution for and/or in addition to Real Estate Taxes presently levied or imposed on immovables in the city, town or municipality in which the Building and Property are situated, then any such new tax or levy shall be included within the term "Real Estate Taxes" and the provision of this
                  Section 2.03 shall apply mutatis mutandis.

                  The amount of the Real Estate Taxes which shall be deemed to have been levied or imposed with respect to the Building and the Property shall be such amount as the legal authority imposing Real Estate Taxes shall have attributed to the Building and the Property respectively, or, in the absence of such attribution, or, if such legal authority shall include other immovables other than the Building and the Property in imposing such Real Estate Taxes, such amount as LANDLORD in the exercise of reasonable judgment shall establish.

         (ii)     TENANT acknowledges that it is occupying and/or responsible for ..100%...... of the Property of which the Premises and the
                  Building form part of. Accordingly the parties agree that TENANT's proportion (hereinafter referred to s the "Proportion") to be utilized in calculating TENANT's share of
                  Real Estate Taxes shall be ..100%.... of any such taxes.

                  For purposes of information, the estimated annual rate for Real Estate Taxes is ONE DOLLAR AND FIFTY-TWO CENTS ($1.52) per square foot.

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2.03.02 The rent payable during the term of this Lease in respect of each year shall be increased by an amount equal to the Proportion of Real Estate Taxes attributable to such year. TENANT shall pay to LANDLORD, not later than the tax due date, or such other date as may be specified in writing to TENANT by LANDLORD (hereinafter referred to as the "Specified Date"), the amount of such increase in the annual rent.

          At the option of LANDLORD, LANDLORD may at any time and from time to time estimate the amount of increased rent as will become payable by TENANT by the tax due date or Specified Date, and bill TENANT therefor, and in such event TENANT shall pay to LANDLORD the full amount of such estimate in equal monthly installments commencing with the first month following such estimate and terminating on the tax due date or Specified Date. Such monthly amounts when paid to LANDLORD shall be available (without interest) as a credit against TENANT's obligations to LANDLORD under this SECTION 2.03.

          Any amounts payable by TENANT hereunder shall be adjusted on a pro rata basis to reflect the actual commencement and termination dates of this Lease having regard too the period in respect of which the calculation of Real Estate Taxes is made.

          The obligations of the parties hereto to adjust pursuant to this Sub-section 2.03.02 for the final period of the Lease shall survive the expiration of the term of this Lease.

          LANDLORD shall furnish to TENANT upon the specific writtenrequest of TENANT copies of all pertinent valuation and assessment notices and of all pertinent tax bills and notices received by LANDLORD.

2.03.03 TENANT shall pay to LANDLORD as additional rent the Proportion of any expenses including legal, appraisal, administration and overhead expenses including legal, appraisal, administration and overhead expenses incurred by LANDLORD in obtaining or attempting to obtain a reduction of any Real Estate Taxes. Real Estate Taxes which are contested by LANDLORD shall nevertheless be included for purposes of the computation of the liability of TENANT under Sub-section 2.03.02 provided, however, that in the event that TENANT shall have paid any amount of increased rent pursuant to this Ssection 2.03 and LANDLORD shall thereafter receive a refund of any portion of the Real Estate Taxes on which such payment shall have been based, LANDLORD shall pay toTENANT the appropriate portion of such refund after deduction of the afore mentionned expenses.

          LANDLORD shall have no obligation to contest, object to or to litigate the levying or imposition of any Real Estate Taxes and may settle, compromise, consent to, waive or otherwise determine in its discretion any Real Estate Taxes without notice to, consent or approval of TENANT.

2.03.04 Nothing contained in this Section 2.03 shall be construed at any time so as to reduce the monthly installments of rent payable hereunder below the amount stipulated in Section 2.01.

          TENANT's obligation to pay under this Section 2.03 for the final period of the Lease shall survive the expiration of the term of this Lease.

2.03.05 Notwithstanding any law or custom to the contrary, the TENANT shall not have the right to contest the corrections, existence or absence of any entry on the tax roll of which the Property and/or the Building and/or the Premises are entered or submit a complaint to any board or tribunal or court with respect thereof, or for any other matter, without first obtaining the prior written consent of the LANDLORD to any such contestation, which consent may be arbitrarily withheld. If the TENANT obtains such consent, the TENANT shall diligently prosecute any such appeal, contestation or complaint to an expeditious resolution and shall keep the LANDLORD informed of its progress at all times. Real Estate Taxes which are contested by the TENANT shall nevertheless be included for purposes of computation of the liability of TENANT under subsection 2.03.02 provided, however, that in the event that TENANT shall have paid any amount of increased rent pursuant to this Section 2.03 and LANDLORD shall thereafter receive a refund of any portion of the Real Estate Taxes on which such payment shall have been based, LANDLORD shall pay to TENANT the appropriate portion of such refund.

          Notwithstanding any of the foregoing, should LANDLORD avail itself of its right (but not obligation) to contest the levying or imposition of any Real Estate Taxes within the appropriate delays to do so, such contestation of the LANDLORD shall take precedence over any such contestation of the TENANT and the provisions of Section 2.03 and subsequent shall apply to the complete exclusion of this subsection 2.03.05 in which case TENANT shall discontinue from any contestation it may have undertaken at TENANT's entire cost and expense.

2.04     OPERATING EXPENSES

2.04.01  For the purposes of this Section:

         (i) "OPERATING EXPENSES" means (without duplication) in any period designated by

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     LANDLORD (determined for each period on an accrual basis) the total cost and expense determined in accordance with generally accepted accounting principles and practices and incurred by the LANDLORD in each lease year to operate and maintain the Property, the Building and the Premises and facilities (except as otherwise payable by TENANT hereunder) including without limitation.

         (a) the cost of maintaining, operating, repairing, replacing, cleaning, heating, gardening, draining, painting, landscaping, snow and garbage removal, electricity, fuel, gas and water, material and supplies, service contracts including without restriction the cost to maintain, repair and replace any equipment, machinery inclusive of the sprinkler system as well as the cost of any additional equipment or improvements required by law as well as the cost of executive salaries, administration and legal fees, tax on capital and capital retirement of debt;

         (b) the cost of heating, ventilating and air-conditioning including without limitation the cost of operating, repairing, maintaining, inspecting and replacing the machinery, equipment and other facilities required for the heating, ventilating and air conditioning of the Building;

         (c) the actual cost of all insurance as may be carried by LANDLORD, such costs to include without limitation premiums, claims, deductibles and other insurance related charges, in respect of, or attributable to the Property, the Building and the Premises or related thereto including without limitation all risk insurance against fire and other perils and liability regarding casualties, injuries and damages, boiler, machinery, and equipment insurance and rental income insurance.

     Notwithstanding all the foregoing, Operating Costs shall not include repairs of a structural nature providing same are not the result of any act or omission of the TENANT. For the purposes hereof structural repairs shall mean repairs of a structural nature necessitated to the foundations, outer walls, structural columns and beams of the Premises.

         (ii) TENANT acknowledges that it is occupying and/or is responsible for ..100%. of the Property of which the Premises and the Building form part of. Accordingly the parties agree that TENANT's proportion (hereinafter referred to as the "Proportion") to be utilized in calculating TENANT'S share of all Operating Expenses shall be ...100%... of the aggregate of any and all Operating Expenses.

2.04.02 During each Operating Year TENANT shall pay to LANDLORD as additional rent the Proportion of the Operating Expenses.

2.04.03 On or before the commencement of any Lease Year, LANDLORD may estimate the amount of the Proportion of the Operating Expenses and bill TENANT therefor in equal monthly installments, in advance, which TENANT shall pay on the first day of each calendar month of such Lease Year.

2.04.04 At the end of each Lease Year of the term of the Lease, LANDLORD shall furnish to TENANT a statement of the actual gross amount of the Operating Expenses during such Operating Year and the amount of TENANT's Proportion pursuant to this Section 2.04, showing in reasonable detail the information relevant to the calculation and termination thereof. If such amount is greater or less than he payments on account thereof made by TENANT pursuant to Subsection 2.04.03, appropriate adjustments will be made within fourteen (14) days after the delivery of such statement. Notwithstanding the foregoing, and in view of the fact that TENANT is occupying and responsible for the entire Property of which the Premises and the Building form part of, it is agreed that TENANT shall have the right to engage its own personnel or contractors for purposes of carrying out any work which would otherwise be included in the definition of "OPERATING EXPENSES" and paying for same directly providing TENANT shall have furnished LANDLORD with copies of all documents and invoices related thereto and provided that in carrying out any such work and the engaging of such contractors and/or personnel, shall at all times be in conformity with and subject to the observance of the other provisions of this Lease Agreement including without restriction Section vi hereof.

2.04.05 The obligations of the parties hereto to adjust pursuant to Sub-section
2.04.04 hereof shall survive the expiration of the term of the Lease.

2.05     PAYMENT OF MONIES

2.05.01 All monies payable pursuant tot his Lease by TENANT shall be payable immediately when due without notice or demand and shall be collectible as rent and shall be paid to LANDLORD and/or its nominees at the head office of LANDLORD or at such place in Canada as shall be designated from time to time by Landlord in writing to the TENANT.

2.05.02 If the term of this Lease begins on any day of the month other than the first day, then any amounts payable hereunder for such month shall be prorated and paid on a per diem basis.

2.05.03 Upon final determination of the actual amounts payable by TENANT

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the parties shall adjust any differences between the estimated amounts so paid and the actual amounts payable.

2.05.04 TENANT shall pay interest compounded monthly on all rent and/or amounts collectible as rent under the terms of this Lease and not paid when due at a rate per annum of three (3) percentage points above the prime lending rate at the principal branch in the city of LANDLORD'S bank on the due date of such rent or amounts.

2.05.05 TENANT hereby waives and renounces any and all existing and future claims, set-off and compensation against any rent or other amounts due hereunder and agrees to pay such rent and other amounts regardless of any claim, set-off or compensation which may be asserted by TENANT or on its behalf.

2.05.06 Upon any termination of this Lease, as a condition precedent to being permitted by LANDLORD to vacate the Premises, TENANT shall, in addition to all other amounts which it is obliged to pay hereunder, pay to LANDLORD such amount as is estimated by LANDLORD to represent that portion of the aggregate amount of Real Estate Taxes and Operating Expenses payable and to become payable by TENANT in virtue of Sections 2.03 and 2.04 hereof, and which has not yet been paid.

3.01     UTILITIES

          The TENANT shall be solely responsible for and promptly pay, to the exoneration of the LANDLORD, all costs and charges incurred in relation to the installation supply, use or consumption of telephone services, electricity, gs or water in or to the Premises, the Building and Property including, without restriction, all charges made by any company, commission, or authority providing such services for the connection or disconnection thereof and/or the maintenance or repair of pipes, conduits, meters, cables or other media or in apparati used for the provisions thereof. In no event shall LANDLORD have any obligation or liability in connection with the cessation or unavailability or interruption or suspension of any services or utilities at any time.

IV        INSURANCE

4.01      PROPERTY DAMAGE AND PUBLIC LIABILITY

          Throughout the Occupancy Period, the TENANT shall, at its own expense, insure and keep insured the LANDLORD and the TENANT against loss arising from damage to the property of the TENANT or any subtenant or licensee and any and all other persons claiming through or under it, or any of them, or damage to any other property howsoever occasioned by the use or occupation of the Premises or any injury to any person or persons including death at any time resulting therefrom occurring in or about the Premises or the accessories thereof and, in this regard, will maintain proper policies or property damage and public liability insurance the limits whereof initially shall be not less than $2,000,000.00 for property damage, $l,000,000.00 for injury to one person and $1,000,000.00 for injury in one accident and in such other amount as the LANDLORD may, from time to time, reasonably require.

4.02     POLICIES OF INSURANCE

          All contracts of insurance required herein to be maintained by the TENANT shall be with a company or companies duly licensed to do business in Canada and the Province of Quebec and ordinarily engaged, inter alia, in the business of insuring against such risks and reasonably acceptable to the LANDLORD, with loss payable to the LANDLORD. All notices to be sent in virtue of said insurance policies shall be sent to the LANDLORD and any such policies of insurance shall be in form and substance subject to the approval of the LANDLORD which said approval shall not be unreasonably withheld and shall contain a provision whereby the insurers shall not be subrogated in any rights which the TENANT may have against the LANDLORD in respect of the indemnities paid pursuant thereto so that, in the event of loss, the insurer or insurers shall have no recourse of any nature whatsoever against either the LANDLORD or the TENANT. The TENANT shall forward to the LANDLORD all policies of insurance or certificates of insurance of all insurance policies taken out in accordance with the provisions of the present Section IV. TENANT shall obtain from the insurers under such policies, undertakings to notify the LANDLORD in writing at least thirty (30) days prior to of any cancellation thereof or negative material change relating to the said insurance coverage.

4.03     INCREASED RISK

          The TENANT shall pay all extra premiums of insurance that any company or companies with which the Building or the contents thereof may be insured, shall exact by reason of anything carried into the Premises or stored therein by the TENANT or any activity carried on therein by the TENANT.

4.04     COPIES OF POLICIES

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          Prior to the commencement of the Term and thereafter prior to the expiry of any insurance policy maintained by the TENANT pursuant to the terms of the present Section, the TENANT shall deliver to the LANDLORD, without demand, certified copies of al policies or certificates of insurance of insurance maintained by it as herein required. If the TENANT fails to deliver such policies as aforesaid, it shall be presumed not to have taken out or maintained in force the appropriate insurance as herein required. TENANT agrees that if TENANT fails to take out or to keep in force such insurance, LANDLORD will have the right to do so and to pay the premium therefor and in such event TENANT shall repay to the LANDLORD the amount paid as premium, which repayment shall be collectible as additional rent payable on the first day of the next month following the said payment by LANDLORD.

V.        LIABILITY

5.01      NON RESPONSIBILITY OF LANDLORD

          The LANDLORD shall not, under any circumstances whatsoever save in the case of its gross negligence be responsible for any damages suffered by the TENANT or any other person by reason of the ownership of, original defect in or want of repair of the Property or any part thereof and, without restricting the generality of the foregoing, there shall be no abatement from or reduction of rentals due hereunder nor shall the TENANT be entitled to damages, costs, losses or disbursements from the LANDLORD regardless of the cause or reason therefore on account of partial or total failure of, damage caused by, lessening of supply of or stoppage of heat, air-conditioning, electric light, power, water, plumbing, sewage or any other service, nor on account of anything coming through or leaking from the roof, skylights, trap doors, windows or otherwise or any defect or break in any pipes, tanks, fixtures or otherwise whereby stream, water, snow, smoke or gas, leak issue or flow into the Premises nor on account of any electric or other wiring, nor on account of any damage or annoyance arising from any acts, omissions or negligence of co-tenants or other occupants of the Property, or the owners or occupants of adjacent or contiguous properties, nor on account of anything coming through or leaking from the roof, skylights, trap doors, windows or otherwise or any defect or break in any pipes, tanks, fixtures or flow into the Premises nor on account of any damage or annoyance occasioned by the condition or arrangements of any electric or other wiring, nor on account of any damage or annoyance arising from any acts, omissions or negligence of co-tenants or other occupants of the Property, or the owners or occupants of adjacent or contiguous properties, nor on account of the making of any repairs, alterations, improvements, additions or structural changes to the Building or any part thereof or any property adjacent to the Property. In addition, the LANDLORD shall not be liable for any other damage to or loss,theft, or destruction of property or death of or injury to any person or persons, including the TENANT at any time, in, or about the Property, howsoever occurring.

5.02     INDEMNIFICATION OF LANDLORD

          Save in the case of negligence on the part of the LANDLORD, the TENANT does hereby agree to indemnify, and save harmless the LANDLORD, the TENANT does hereby agree to indemnify, and save harmless the LANDLORD from and against any and all liabilities, damages, suits and actions (including judicial and extra-judicial fees and disbursements) arising out of:

a) Damage to the property of the TENANT, any subtenant or licensee of the TENANT, and all persons claiming through or under it, or any of them, or damage to any other property howsoever occasioned by the use or occupation of the Property or any part thereof;

b) Any breach, violation or non-performance of any covenant, condition or agreement set forth in the present Lease and contained on the part of the TENANT to be fulfilled, kept, observed or performed;

c) Any injury to any person or persons including death at any time resulting therefrom occurring in or about the Property;

d) Failure by the TENANT to fully, faithfully and punctually comply with all of the legitimate requirements of any public or quasi-public authority having jurisdiction in the Property or any requirement of any insurance company or companies with which the Building or any of the contents thereof is insured or the Fire Underwriters Association.

          The indemnification contemplated under the terms of the present paragraph as well as all other indemnifications herein provided shall survive the termination of this Lease in respect of claims the origin or cause of which arose during theterm hereof. Without in any manner limiting anythingellse contained herein, in the event that the LANDLORD is made a party to any claim, action, suit or proceeding from and against which the TENANT has undertaken to indemnify and save the LANDLORD harmless, the TENATN shall pay such claim or, at its own cost and expense defend int he LANDLORD's name, by an attorney or counselnamed by the LANDLORD, such action, suite or proceeding as well as satisfy any condemnation, judgment or pronouncement against the LANDLORD, principal, interest and costs, the whole to the entire exoneration of the LANDLORD or, in the alternative, shall furnish the LANDLORD with money to pay such claim.

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VI.      MAINTENANCE, ALTERATIONS AND USE

6.01     TENANT'S MAINTENANCE

         The TENANT shall, at all times during the Occupancy Period, at its own cost and expense, maintain the Premises and all accessorites thereof in a proper state of repair and promptly effect all requisite repairs and replacements thereof, including, without restriction, an ypipes, drains, conduits, doors, windows, walls, floors, ceilings and plumbing, heating ventilating and electrical equipment and fixtures therein located.

6.02     RIGHT TO ENTER AND INSPECT

          The LANDLORD or any employee, servant or agent of the LANDLORD shall be entitled upon twenty-four (24) hours prior notice, except in the case of emergency to enter and examine the state of the maintenance, repairs, decoration and order of the Premises and otherwise ascertain whether the TENANT is adequately fulfilling its obligations under the terms of the preent Section. The LANDLORD maygivenotice tot he TENANT requiring that the TENANT perform such maintenance or effect such repairs or replacemtns as may be found necessary pursuant to such examination but the failure of the LANDLORD to give such notice shall not, however, relieve the TENANT from any of the obligations assumed by it hereunder. If the TENANT fails to make any such repairs within thirty (30) days after notice from the LANDLORD requesting the TENANT to do so, provided that such repairs may reasonably be made within the said peeriod, the LANDLORD may, without prejudice to any other rights or remedies it may have, make such repairs and charge the cost thereof to the TENANT. Any costs chargeable to the TENANT hereunder, or in virtue of any other clause of these presents, shall be payable forthwith on demand as additional rent and shall bear interest at the rate of Eighteen percent (18%) per annum. Nothing herein shall be construed to obligate or require the LANDLORD to make any repairs to the Premises but the LANDLORD shall have the right, at any time, to make urgent repairs without notice to the TENANT and charge the costs thereof to the TENANT.

6.03     DAMAGE OR DESTRUCTION

         If and whenever during the term of this Lease the Premises shall be destroyed or damaged by fire, lightning or tempestof any other insured risk, or otherwise, then, and in every such event the following provisions shall apply:

(a) If the damage or destruction is such that the Premises are rendered wholly unfit for occupancy of if it is impossible or unsafe to use and occupy the same, or if the damage is such that, in the opinion of the Architect to be given to the TENANT within thirty (30) days of the happening of such damage or destruction, then either the LANDLORD or the TENANT may within five (5) days next succeeding the giving of the LANDLORD's notice as aforesaid, terminate this Lease by giving the other party notice in writing of such termination in which event this Lease shall cease and be at an end as at the date of such destruction or damage and all rents which the TENANT is obliged to pay under the terms hereof shall be apportioned and paid in full to the date of such damage or destruction.

In the event that neither the LANDLORD nor the TENANT shall elect to terminate this Lease as herein provided, then the LANDLORD shall repair the Pre ises with all reasonable diligence and the rentals hereby reserved shall abate from the ate of the happening of the damage until the damage shall have been made good to the extent of enabling the TENANT to use and occupy the Premises;

(b) If the damage be such that the Premises are wholly unfit for occupancy or it is impossible or unsafe to use or occupy them but in either event the damage, in the opinion of the Architect to be given to the TENANT within thirty (30) days from the happening of such damage, can, with reasonable diligence, be repaired within ninety (90) days of the happening of such damage, then the rentals payable by the TENANT hereunder shall abate from the date oof the happening of such damage until the damage shall be made good to the extent of enabling the TENANT to use and occupy the Premises and the LANDLORD shall repair the damage with all reasonable diligence;

c) If in the opinion of the Architect the damage can be made good as aforesaid within ninety (90) of the hapening of such damage or destruction and the damage is such that the Premises are capable of being partially used for the purpose for which they are hereby leased, then until such damage has been repaaired the rentals payable hereunder shall abate so that the TENANT shall pay that proportion of the said rentals which is equal to the proportion that the usable area of the Premises is to to the total area of the Premises;

d) Not withstanding anything herein contained if any such damage or destruction results from the fault or negligence of the TENANT or a person or persons for whom the TENANT is in law responsible, without prejudice to any other rights or remedies of the LANDLORD, the TENANT shall be liable for all costs and damages and the damages may be repaired by the LANDLORD at the cost and expense of the TENANT. In no such event shall there be any abatement of rentals payable hereunder.

e) Notwithstanding anything herein contained the LANDLORD may in the case of destruction or extensive damage to the Premises elect not to rebuild the same provided that notice of such election be given to the TENANT within thirty (30) days of such damage or destruction, in which case this lease shall cease and be at an end as at the date of such damage or destruction and all rentals which the TENANT is obliged to pay under the terms hereof shall be apportioned and paid in full to the date of such damage or destruction.

6.04      ALTERATIONS, ADDITIONS, IMPROVEMENTS

          The TENANT shall not make or perform any alterations, additions or improvements, whether of a structural or nonstructural nature, in the Premises unless the plans and specifications therefore shall have been submitted to the LANDLORD prior to the commencement of such alterations, additions or improvements and the latter shall have given its prior written consent thereto, which consent shall not be unreasonably withheld. All such alterations, additions or improvements made by the TENANT under the terms of the present paragraphs shall be promptly executed in accordance with he approved plans and specification and all applicable laws, by-laws, regulations and ordinances or all public and quasi-public authorities having jurisdiction in the Property, including, without restrictions, the Fire Underwriters Association and any company or companies with which the Building may, at the time, be insured and the TENANT shall be responsible for all costs incurred in connection with such alterations and improvements the whole to the entire exoneration of the LANDLORD. The TENANT shall maintain workmen's compensation insurance covering all persons employed in connection with such work and shall produce evidence of such insurance to the LANDLORD, and shall also maintain adequate general liability insurance for the protection of the LANDLORD and the TENANT as the LANDLORD may reasonably require. Nothing herein contained may be so interpreted as to permit the TENANT to perform any act, retain any service, purchase any materials or cause to be performed any works which would give rise to a privilege, prior claim and/or hypothec on the Property. Notwithstanding the foregoing, the value of the Premises shall not, as a result of any work proposed to be carried out by the TENANT, be less than the value of the Premises before the commencement of such work and the LANDLORD shall be the sole judge or such value. If the cost of any work shall be in excess of TEN THOUSAND DOLLARS ($10,000.00) as reasonably estimated by the LANDLORD, the LANDLORD may require the TENANT to furnish security satisfactory to the LANDLORD guaranteeing the completion of the work and the payment of the cost thereof free and clear of all conditional bills of sale, pledges, privileges, prior claims, hypothecs, workmen's and supplier's liens and other similar liens and charges. All work, when completed, shall be comprised in and form part of the Premises and shall be subject to all the provisions of this Lease.

6.05     SUPERVISION OF LANDLORD

         In the event that the TENANT shall elect to perform any alterations or improvements to the Premises in accordance with the terms of the present Section, all such alterations and improvements may be performed under the general supervision of the LANDLORD and the TENANT, if he so requests and the LANDLORD if he so accepts to perform such supervision, shall be obliged to pay to the LANDLORD, in consideration for such supervision, a fee in an amount equal to Ten Percent (10%) of the cost of such alterations and improvements.

6.06     DISPOSITION OF ALTERATIONS

         At the expiry of the Occupancy Period the TENANT shall, at the option of the LANDLORD, either remove all alterations performed by it in accordance with the provisions of the present Section and restore the Premises to substantially the same condition in which the same were found prior to the performance of any such alterations, or abandon the Premises and surrender ownership and possession of such alterations and improvements to the LANDLORD. I neither case will the TENANT be entitled to receive any compensation or indemnity in respect of such alterations or improvements or in respect of the removal thereof.

6.07      USE OF PREMISES

          The TENANT shall use the Premises solely for the purpose of carrying on its business, and moreover the TENANT shall confine its activities to the leased premises only and shall not store, warehouse and/or carry on any type of work whatsoever in the common areas of the Building and/or the Property. The TENANT shall not do or permit anything to be done in or about the Property which would obstruct or interfere with the rights of other tenants therein or in any way hinder or annoy them by the emission of disagreeable noise, smoke or unpleasant odors, or which may conflict with the rules of the Fire Underwriters Association or with the rules, regulations, laws, bylaws, ordinances or other requirements of any public or quasi public authority having jurisdiction in the Property or in the activities carried on therein, nor shall the TENANT install or store in the Premises any effects which would adversely affect the structural integrity or solidity of the Building, or any part thereof. The TENANT represents that the Premises have been examined by the TENANT and that the TENANT accepts same in the condition and state in which they now are. The TENANT alone shall be responsible for obtaining from he appropriate regulatory bodies whatever permits, licences or approvals as may be necessary, and this to the entire exoneration of the LANDLORD. Notwithstanding the generality of the foregoing, failure by the TENANT to obtain any such permits, licences or approvals shall not entitle the TENANT to cancel this Lease.

6.08     FIRE PREVENTION

          The TENANT shall institute and maintain such programs of fire prevention as may be reasonably required by an y insurance company or companies with which the Building is insured or the Fire Underwriters Association and shall install and maintain in the Premises such fire prevention and detection equipment as may be recommended by such company, companies or association.

6.09     SANITATION AND CLEANLINESS

         The TENANT shall maintain the Premises in a tidy, orderly and clean condition at all times and shall keep all garbage, refuse and other waste materials emanating from the Premises in metal, ratproof and covered containers and agrees to provide strict measure and put forth every effort for rat prevention and other pest control, including, if required by the LANDLORD, a regular contract with a firm of recognized exterminators.

VII.     ASSIGNMENT, SUB-LET AND SHARED POSSESSION

7.01     CONDITIONAL RIGHT

          The TENANT may not assign its rights hereunder or sublet or share possession of the Premises or any part thereof without the prior consent in writing of the LANDLORD, which consent shall not be unreasonably withheld. Consent shall be deemed to be reasonably withheld if any such assignment, sublet or granting of possession shall be made for an annual consideration less than the total annual consideration (consisting of the Minimum Annual Rental and all deemed additional rental referred to in Paragraph 2.03 hereof) as set forth in the present Lease or the then going market value, whichever be the greater. In the event that such consent is solicited and granted, and the TENANT assigns its rights hereunder or sub-lets or shares possession of all or part of the Premises, the TENANT shall notwithstanding such assignment or sub-let or sharing of possession, remain solitarily responsible for the full and faithful performance of all of the obligations undertaken by it hereunder, in the same manner and to the same extent as if the said assignment had not been made, or the said sublet not granted, or the sharing of possession not effected.

7.02     ASSIGNMENT OF SUB-RENTALS

         To secure the full and faithful performance by the TENANT of all of its obligations to the LANDLORD hereunder, the TENANT does hereby assign, transfer and make over unto the LANDLORD hereto present and accepting, the same, all rents now or hereafter payable to the TENANT by any subtenants or assignees or possessors of the TENANT leasing or occupying space in the Premises. The LANDLORD may, t its option, give notice to any such assignees or possessors of the TENANT leasing or occupying space in the Premises. The LANDLORD may, at its option, give notice to any such assignees or subtenants or possessors who shall, be obliged thence forward to pay all sums otherwise payable to the TENANT and in reduction of any sums payable or to become payable by the TENANT TO THE LANDLORD pursuant hereto. The LANDLORD shall not be accountable to the TENANT for any failure on its part to collect any sums payable by any assignees or sub-tenants or possessors of the TENANT.

7.03     COPIES OF SUB-LEASE

         The TENANT shall, within three days of their respective execution, forward to the LANDLORD, authentic or certified true copies of all deeds, contracts, agreements or instruments entered into by the TENANT whereby the TENANT assigns any of its rights hereunder or in the Premises or sub-lets the whole or any part of the Premises or grants any rights to possessors.

7.04     LANDLORD'S PREFERRED RIGHTS

         In the event that the TENANT elects to solicit the consent of the LANDLORD to the assignment of the former's rights hereunder or the sub-let of the whole or any part of the Premises or to the granting of possession of any part of the Premises (which said solicitation must, on pain of nullity thereof, be in writing, setting forth all terms and conditions of the sub-let or assignment or granting of possession), the LANDLORD may, at its option and by giving written notice of its intention so to do, to the TENANT within fifteen days of its having received the TENANT'S request to sub-let or assign or grant possession, as aforesaid, elect to:

a) terminate the present Lease at the end of the then current year or at the effective date of such proposed sub-let, assignment or granting of possession, or ninety (90) days after giving the said notice to the TENANT in which case the TENANT shall surrender vacant possession of the Premises to the LANDLORD on the appropriate termination date and as and from the said date, neither party shall have any future rights or obligations hereunder; or

b) become the sub-tenant or assignee or possessor of the TENANT at the same terms and conditions as set forth in the notice given by the TENANT to the LANDLORD soliciting consent to the sub-lease or assignment.

7.05     CORPORATE OWNERSHIP

          If at any time during the term the TENANT is a corporation and if, by the sale or other disposition of its securities, the control of such corporation is changed, notice of which the TENANT SHALL be bound to give to the LANDLORD within fifteen (15) days after such sale or other disposition, the LANDLORD may, at its option, cancel the Lease upon the giving of thirty (30)days' notice to the TENANT of its intention to cancel and this lease shall terminate upon the expiration of the said thirty (30) day period; and this without any recourse against the LANDLORD.

7.06     PERMITTED ASSIGNMENT OR SUBLEASE

         Notwithstanding anything contained in this Lease to the contrary, TENANT will have the right to assign the Lease or to sublet the Premises to a bona fide franchise of the TENANT without having to obtain the prior consent of LANDLORD, but upon giving notice to LANDLORD of the assignment or subletting is made, however in the event of such assignment or subletting herein permitted, TENANT shall remain solitarily responsible together with the assignee or subtenant for the fulfilment of all obligations of the TENANT under this Lease and all terms and conditions of the Lease shall continue to apply. In the even TENANT is entitled to receive from said Subtenant or Assignee a minimum annual rent higher than what is being paid by the TENANT at that point in time, such excess sum shall be paid to LANDLORD. TENANT furthermore agrees to provide LANDLORD with a copy of a duly executed franchise agreement.

VIII.    HEATING AND ELECTRICAL SYSTEM

8.01     MAINTENANCE OF SYSTEM

         Without limiting or otherwise restricting the obligations of the TENANT pursuant to the provisions of Section I hereof, the TENANT will, at its own expense, maintain the heating and electrical system part of the Premises in a fit and proper condition and shall, if required by the LANDLORD, take out and maintain in force a contract providing for the regular preventative maintenance thereof. The TENANT'S obligation to maintain the said system shall include the obligation tor place the same as and who such replacement shall, by reason of use or otherwise, become necessary.

8.02     MAINTENANCE OF TEMPERATURE

         The TENANT shall, at its own cost and expense, heat the Premises to a reasonable temperature at such times as may be required. The TENANT furthermore undertakes to operate and maintain LANDLORD'S heating system at the proper temperature throughout the term of this lease, or any renewal thereof, in order to thereby prevent the premises from freezing.

IX.      DEFAULTS

9.01     RIGHT TO CANCEL

         In the event that the TENANT fails to pay any ental payable to the LANDLORD hereunder within five (5) days of the due date thereof, or in the event that the TENANT fails to fully, faithfully and punctually discharge any of the obligations incumbent upon it hereunder, and fails to remedy said default within ten (10) days of written notification to that effect or if any execution be issued pursuant to a judgment rendered against the TENANT, the LANDLORD shall be entitled to cancel the present lease the whole without notice or mise-en-demeure to the TENANT or any other party, and without prejudice to and in addition to any other rights, recourses or remedies which the LANDLORD may enjoy against the TENANT by reason of such default, in damages or otherwise.


 9.02    PERFORMANCE BY LANDLORD

         In the even that the TENANT fails to pay any sum payable to any third party without a written reasonable explanation or perform any other obligation incumbent upon it under the terms of the present Lease, the LANDLORD may, after giving ten (10) days notice in writing to the TENANT, pay the said sum or perform the said obligation in the place of the TENANT who shall be obliged to repay the said sum so paid by the LANDLORD and reimburse any costs so incurred by the LANDLORD in performing such obligations, together with an administrative fee equal to Ten Percentum (10%) of the amount so paid or the cost so incurred, to the LANDLORD without demand or other formality, the whole without prejudice to any other rights or recourses of the LANDLORD by reason of the TENANT's default.

9.03     DESERTION OR VACANCY

         In the event that the PREMISES HALL BE DESERTED OR VACATED, THE landlord shall be entitled , as it sees fit, to enter the same as the agent of the TENANT either by force or otherwise, without being liable for prosecution therefore, and to relet the same as the agent of an at the risk of the TENANT and to receive any rental therefore, the whole on account of any sums payable by the

TENANT to the LANDLORD hereunder. In the event that the TENANT deserts or vacates the Premises, leaving behind therein any furniture, fixtures or other moveable effects, the TENANT shall be deemed to have abandoned the said furniture, fixtures and moveable effects, and the LANDLORD shall be entitled to dispose of the same and all costs incurred by the LANDLORD in removing the said furniture, fixtures and moveable effects from the Premises and disposing thereof shall be reimbursed by the TENANT to the LANDLORD on demand.

9.04     BANKRUPTCY, INSOLVENCY, etc.

         In the even that the TENANT becomes bankrupt or insolvent or makes an assignment or proposal under the provisions of the Bankruptcy Act, the Winding up Act, or any other insolvency legislation in force at the time, this Lease shall, at the option of the LANDLORD, terminate either forthwith, or at the end of the then current month or at the end of the then current year, the whole without prejudice to any rights, recourses or remedies which the LANDLORD may enjoy against the TENANT or any GUARANTOR of the TENANT's obligations hereunder in damages or otherwise. Under such circumstances, and without prejudice to any other rights, recourses or remedies enjoyed by the LANDLORD, the damages or accelerated rent, which, for the purposes of the present paragraph shall be deemed to be three (3) times the aggregate of the monthly instalments then payable by the TENANT to the LANDLORD pursuant to paragraphs 2.01 and 2.02 hereof.

9.05     FORBEARANCE OR INDULGENCE

         No covenant, term or condition of this Lease shall be waived except by the written consent of the LANDLORD and forbearance or indulgence of the LANDLORD in any regard whatsoever shall not constitute a waiver of the covenant, term or condition, the LANDLORD shall be entitled to invoke any remedies under this Lease or by law despite such forbearance or indulgence.

9.06     RIGHT TO REMEDY

         In the event that the TENANT is in default to fully, faithfully and punctually perform all of the obligations incumbent upon it hereunder, and the LANDLORD shall have instituted proceedings to cancel the present Lease, notwithstanding any law or custom to the contrary, the TENANT shall not have any right to prevent such cancellation or annulment by remedying its default or defaults, subsequent to the institution of such legal proceedings.

9.07     INDEMNITY

         In the event that the LANDLORD is required to retain the services of a solicitor to enforce the fulfillment by the TENANT of the obligations incumbent upon it hereunder, then and n any such event, the LANDLORD shall be entitled to demand from the TENANT in addition to and without prejudice to judicial costs otherwise payable by the TENANT and whether or not judicial proceedings are in fact instituted, and indemnity in an amount equal to fifteen percent (15%) of the amount otherwise owing by the TENANT to t he LANDLORD, such sums to indemnify the LANDLORD for additional administration expenses incurred in connection with he enforced fulfillment by the TENANT of its obligations hereunder.

X        MISCELLANEOUS PROVISIONS

10.01    ELECTION OF DOMICILE

         The TENANT hereby elects domiciled at the Premises for the purpose of service or receipt of any Writs of Summons, Notices under the terms hereof or other legal documents in any suit of law, action or proceedings which may arise in respect of the present Lease or the TENANT's occupancy of the Premises.

10.02    EXAMINATION OF PREMISES

         During the last six (6)months of the Term and at any time thereafter the TENANT shall allow any person who may be desirous of obtaining a lease on the Premises to visit the same during the normal business hours and allow notices suitable to the LANDLORD for the purposes of reletting the Premises to be placarded and left on the Premises during the said period. At all times during the occupancy Period, the LANDLORD and/or its agent or representatives shall have the right to enter into the Premises during business hours for the purpose of exhibiting the same to prospective purchasers of the Property and shall be entitled to affix signs on the Property with respect to the proposed sale thereof.

10.03    NOTICE TO LANDLORD

         The TENANT agrees to give to the LANDLORD prompt written notice of any accident to or defects in the water pipes, drains, gas pipes, electric lights, or heating apparatus or any other mechanical or physical feature in the Premises and/or Building. The freezing of any water heating, sprinklers or other pipes or radiators caused by the failure of the TENANT to take the necessary precautions to prevent same, shall be the direct responsibility of the TENANT, and the TENANT agrees to indemnify and save harmless the LANDLORD from any and all causes of actions and demands whatsoever which may arise as a result of any damage by water leaking from the TENANT's Premises so caused.

10.04    SIGNS

         The TENANT shall not be permitted to install or erect any sign of any nature whatsoever on any part of the Property save with the prior consent tin writing of the LANDLORD, which consent shall not be unreasonably withheld. Any sign which may have been installed by another TENANT occupying the leased premises prior to the TENANT and not being employed by the latter in any manner, shall not be considered as forming part of the provisions herein.

10.05    SUBORDINATION

         This Lease, and the rights and obligations of the parties hereunder shall be subordinated and subjected to any charge or charges from time to time created by the LANDLORD in respect of the Property by way of hypothec or other real right; provided that any such charge or charges by way of hypothec or otherwise shall not increase the rental payments herein provided and provided further that the TENANT is given satisfactory assurance this Lease may not be canceled or terminated by any subsequent hypothecary creditor of the LANDLORD save upon the default of the TENANT as herein provided. At any time and from time to time during the term hereof, as required by the LANDLORD and upon being given such assurances as aforesaid, the TENANT obliges itself to give all such assurances as may be reasonably required to evidence and effectuate any subordination or postponement of the TENANT's right hereunder to holders of any such charge or charges.

10.06    GOVERNMENTAL AND OTHER REGULATIONS

         The TENANT shall, during the Occupancy Period, at its own cost and expense, promptly observe and comply with all present and future laws, statutes, ordinances, requirements, orders, directions, by-laws, rules and regulations of all public and quasi-public authorities having jurisdiction in the Premises and of all insurance company or companies insuring the Building or the Property and the Fire Underwriters Association or other bodies exercising similar functions whether with respect to the Premises, the condition thereof, the moveable effects therein located or any activities carried on therein in the same manner and to the same extent as if it were the owner of the Premises and the occupant thereof. "LANDLORD represents and warrants that as of the execution hereof it has not received any notice of non-compliance from any public or quasi public authority having jurisdiction in the Premises nor from any insurance company insuring the Building nor from other bodies exercising similar functions."

10.07    INTERFERENCE WITH RIGHTS OF OTHERS

         The TENANT will not do anything or permit anything to be done on the Premises or int he Building which may be injurious or annoying to the LANDLORD or its other tenants, or to any person lawfully on the Premises of the LANDLORD, or anything which the LANDLORD may deem to be a nuisance, or which may be calculated to damage the business or reputation of the LANDLORD, or the satisfactory operation of the Building. The TENANT shall neither do nor permit anything to be done in or upon the Premises or the Building which will in any way obstruct or interfere with the rights of any tenants or persons having business within or permit any employees to smoke or congregate in the halls of the building, or do or permit anything to be done or bring or keep anything upon the Premises or n the Building which in any way will increase the risk of fire and/or the rate of fire insurance on the Building, or any part thereof, or any property kept therein, or conflict with the laws relating to fires or with the regulations of the Fire Department and/or the Health Department, or with any of the rules, regulations, by-laws and/or ordinances of the City of Montreal and/or the Fire Underwriters and/or any other lawful authority.

10.08    EXPROPRIATIONS

         If the whole or any part of the Premises or the whole of the Building or so much thereof as shall render it commercially unpracticable to operate the Building shall be expropriated or taken in any manner by any competent authority for any purpose, the LANDLORD may, at its option, terminate this Lease with effect from the date when possession of the Premises or building so taken shall be required for such use and purpose by the expropriating authority. The TENANT shall have no claim against the LANDLORD for the value of the unexpired term of this Lease.

10.09    LANDLORD'S HYPOTHEC

         As continuing and collateral security for the due and punctual performance of TENANT's obligations under this Lease, TENANT hypothecates in favor of LANDLORD, for the sum of One Hundred and Fifty Thousand Dollars ($..150,000..) and interest thereon at the interest rate from time to time, calculated semi-annually and not in advance, a universality consisting of all moveable improvements, equipment, machinery, stock, inventory, furniture, fixtures of every kind now or hereafter located in, on or upon the Property, Building and Premises, including all indemnities or proceeds paid or payable to TENANT under insurance policies pertaining to or covering such moveables. The hypothec herein created does not constitute a floating hypothec under Article 2715 of the Civil Code of Quebec. Upon the occurrence of a Default under this Lease, the security hereby constituted shall become enforceable and LANDLORD shall be entitled to immediately exercise any and all rights arising from such hypothec without any notice or delay except as may be required by law. The hypothec referred to herein shall constitute a first ranking charge on all assets charged thereunder. It is agreed that all moveable effects located on the Property and/or in the Building and/or Premises that were prior to the execution of this Lease, the property and ownership of the LANDLORD, shall continue to remain the property and ownership of the LANDLORD. Nothing herein contained shall be deemed to prevent TENANT from obtaining a secured financing on its assets by way of hypothec or otherwise providing such security granted by TENANT result from financing obtained from a recognized financial institution in Canada dealing at arm's length with TENANT. Furthermore, any security given by TENANT shall not implicate nor concern the movable effects being included as part of the leased premises or which would otherwise belong to LANDLORD. Furthermore the TENANT shall prior to granting any security, ensure that the financial institution has duly advised LANDLORD of its intention to take security of TENANT's assets with a detailed description thereof including a waiver of any and all rights over LANDLORD's property inclusive of the movable effects herein included.

10.10    ADJUSTMENTS

         At the commencement and upon the expiry of the Occupancy Period, the LANDLORD and the TENANT shall pro-rate, adjust and apportion all rentals payable by the TENANT to the LANDLORD hereunder.

10.11    OPTION TO RENEW

         Provided that the TENANT is not in default thereunder, the TENANT shall have ..one......... (...1...) Option to extend the term of this Lease for a period of ..five........ (..5...) years immediately following the expiration of the initial term, that being from the first day of January 2002, and terminating on the last day of December 2006. The option herein granted is exercisable by written notice by the TENANT to the LANDLORD no later than six
(6) months nor earlier than eight (8) months prior to the expiry of the initial term.

          This option is granted subject to the foregoing provisions.

          The option herein granted is not transferrable nor assignable. Any right of renewal herein granted shall be deemed to be a personal right of the TENANT and shall not pass to nor devolve upon any assignee or subtenant of this Lease or of the rights granted thereby save and except to a bona fide franchise.

          The said lease renewed under this option shall be for the same premises and subject to the same conditions (except that there shall be no right of renewing this Lease) as herein set forth, save that the Minimum Annual Rental payable by the TENANT for said option period shall be increased each lease year of the renewed term by the greater of an equal amount to five.... percent
(...5..%) of the minimum annual rental payable for the immediate preceding lease year or an amount equal to the increase in the CPI over the immediate preceding lease year which increase shall not in any event be less than the minimum annual rental of that immediate preceding lease year.

XI.      INTERPRETATION

11.01    LAW TO GOVERN

         The present lease shall be interpreted according to the laws of the Province of Quebec wherein it was executed.

11.02    HEADINGS

         Sectional and paragraph headings are included only for the convenience of the parties and shall not be deemed to form part hereof.

11.03    LANGUAGE

         The parties hereto have requested and hereby confirm their request that the present Agreement be written in the English language. Les parties declarent et par les presentes confirment leur demande que la presente Convention soit ecrite dans la langue anglaise.

11.04    ENTIRE AGREEMENT

         The present lease and the schedules annexed hereto, if any, represent the entire agreement between the LANDLORD and the TENANT with respect to the Premises the LANDLORD having made no representations to the TENANT except as herein set forth. Without restricting the generality of the foregoing, nothing herein contained shall be so interpreted as to imply that htis Lease is conditional upon the TENANT obtaining any permits or licenses from any public authority having jurisdiction in the Property, the Premises or any activity carried on therein. Furthermore, the terms of the present lease cannot be altered or varied save by express written agreement between the parties hereto.

11.05    INTERPRETATION

         Should any of the provisions of this lease and/or its conditions be illegal or enforceable under the laws of the Province of Quebec, it or they shall be considered severable and the lease and its conditions shall remain in force and be binding upon the parties as though the said provision or provisions had never been included.

11.06    PARTIES OF INTEREST

         The present lease as well as the rights and obligations of the parties hereunder shall enure to and be binding upon the parties and their respective heirs, assigns and legatees.

11.07    TENANT'S DEPOSIT

         LANDLORD acknowledges the receipt of the sum of Fifteen Thousand Dollars ($15,000) from the TENANT as a deposit to be applied towards the last three month's minimum rental obligations becoming due and payable by TENANT in accordance with this Lease, provided that if TENANT should default in the performance of any undertaking under this Lease before application of this deposit, LANDLORD may apply such deposit towards any cost it may incur on behalf of TENANT, provided further that if this Lease shall be terminated for any reason before application of the said deposit, the whole of said deposit may be retained by LANDLORD and treated as liquidated damages. Nothing herein contained shall limit LANDLORD's right of action against TENANT for such further or other damages or remedies arising out of any breach of this Lease by TENANT.

IN WITNESS WHEREOF, the parties hereto have signed on the date and at the place hereinabove first mentioned.


Per:
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         LANDLORD                                    WITNESS

Per:
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         TENANT                                      WITNESS